UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2024

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On November 14, 2024, Quantum Computing Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) pursuant to which the Company agreed to issue to the Purchasers (as defined therein), in a registered direct offering (the “Offering”), an aggregate of 16,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $2.50 per share, resulting in gross proceeds of $40 million, before deducting placement agent commissions and other offering expenses. The closing of the Offering is expected to occur on or about November 18, 2024, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreements, the Company has agreed not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or any amendment or supplement thereto, for a period of 45 days after the closing date of the Offering, subject to certain customary exceptions, without the consent of the Purchasers.

Placement Agency Agreement

The Company also entered into a Placement Agency Agreement with Titan Partners Group LLC, a division of American Capital Partners, LLC (the “Placement Agent”), dated November 14, 2024, pursuant to which the Placement Agent will act as the exclusive placement agent for the Company in connection with the Offering. The Company agreed to pay the Placement Agent a cash fee of 7.25% of the gross proceeds from the Offering and to issue to the Placement Agent (or its designees) five-year warrants representing 5% of the securities sold in the Offering, which will be exercisable beginning on May 13, 2025, and have an initial exercise price per share of Common Stock of $2.875. In addition, the Company agreed to reimburse the Placement Agent for up to $100,000 of its fees and expenses in connection with the Offering.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

The shares of Common Stock to be issued in the Offering and the warrants to be issued to the Placement Agent will be issued pursuant to a prospectus supplement, which will be filed with the Securities and Exchange Commission, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-268064), which was declared effective by the Securities and Exchange Commission on November 8, 2022.

Lock-Up Agreements

Pursuant to a Lock-Up Agreement with the Company, the Company’s directors and executive officers agreed for a period of 45 days after the closing date of the Offering, subject to certain exceptions, not to directly or indirectly offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to, any shares of Common Stock or securities convertible, exchangeable or exercisable into Common Stock, that they beneficially own, hold, or thereafter acquire, or make any demand for or exercise any right or cause to be filed a registration, including any amendments thereto, with respect to the registration of any Common Stock or Common Stock equivalents or publicly disclose the intention to do any of the foregoing.

The foregoing summaries of the Securities Purchase Agreements, the Placement Agency Agreement, and the Lock-Up Agreements do not purport to be complete descriptions thereof and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively. The representations, warranties, and covenants made by the Company in any agreement that is filed as an exhibit hereto were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreement. In addition, the assertions embodied in any representations, warranties, and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to securityholders generally. Moreover, such representations, warranties, or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties, and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Item 7.01. Regulation FD Disclosure.

On November 14, 2024, the Company issued a press release announcing the Offering, a copy of which is furnished herewith as Exhibit 99.1.

The Company is also furnishing an investor presentation that was prepared in connection with the Offering, a copy of which is furnished herewith as Exhibit 99.2 and is also posted on the Company’s website.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act or 1934 or the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Form of Securities Purchase Agreement, dated as of November 14, 2024, between Quantum Computing Inc. and each Purchaser (as defined therein)
10.2	Placement Agency Agreement, dated November 14, 2024, between Quantum Computing Inc. and Titan Partners Group LLC, a division of American Capital Partners, LLC
10.3	Form of Lock-Up Agreement dated November 14, 2024
99.1	Press Release dated November 14, 2024
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; however, the Company may request confidential treatment of omitted items.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: November 15, 2024	By:	/s/ Christopher Boehmler
Christopher Boehmler
Chief Financial Officer

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